Supplement dated April 25, 2018
to the Prospectus and Summary Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Short Term Bond Fund	August 1, 2017
Leonard Aplet, CFA, a co-manager of the Fund, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, at the end of the calendar year. Until then, Mr. Aplet will continue to serve as a Co-Portfolio Manager of the Fund with Gregory Liechty and Ronald Stahl, CFA.
Shareholders should retain this Supplement for future reference.
SUP222_03_001_(04/18)